Premises and Equipment	12 Months Ended
Dec. 31, 2016
Premises and Equipment [Abstract]
Premises and Equipment

NOTE 6 - PREMISES AND EQUIPMENT

The following is a summary of premises and equipment at December 31, 2016 and 2015:

	(in thousands)
	2016	2015
Land and improvements	$3,469	$3,401
Buildings	10,434	11,640
Equipment	3,621	4,245
Construction in progress	2,209	13
	19,733	19,299
Less accumulated depreciation	6,338	7,250
Premises and equipment, net	$13,395	$12,049

Depreciation expense amounted to $562,000 in 2016, $599,000 in 2015 and $451,000 in 2014.

Construction in progress at December 31, 2016 is related to the Corporation’s new Columbus Grove headquarters, which is expected to be completed and in service during the second quarter 2017.  Estimated remaining costs at December 31, 2016 to complete the facility approximates $3.3 million.